UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

William J. Murphy

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	07/31

Date of reporting period:	01/31/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

January 31, 2008

(Unaudited)

Fund Advisor:

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, Florida 33469

Toll Free (877) 741-3007

Investment Results– (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-693-8056.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on August 14, 2007 (commencement of Fund operations) and held through January 31, 2008. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. FOR MORE INFORMATION ON THE FUND, AND TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, OR TO REQUEST A PROSPECTUS PLEASE CALL 1-888-693-8056. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.

Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 14, 2007 (commencement of Fund operations) to January 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Mirzam Capital Appreciation Fund	Beginning Account Value	Ending Account Value January 31, 2008	Expenses Paid During the Period Ended January 31, 2008
Actual*	$1,000.00	$1,059.90	$9.62
Hypothetical**	$1,000.00	$1,015.09	$10.12

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 171/366 (to reflect the period since commencement of Fund operations on August 14, 2007).

** Assumes a 5% return before expenses. The hypothetical example is calculated based on a six month period from August 1, 2007 to January 31, 2008. Accordingly, expenses are equal to the Fund’s annualized expense ratio of 2.00% multiplied by the average account value over the six month period, multiplied by 184/366 (to reflect the partial year period).

Mirzam Capital Appreciation Fund
Schedule of Investments
January 31, 2008
(Unaudited)

Common Stocks - 44.15%	Shares	Value

Bituminous Coal & Lignite Surface Mining - 2.60%
Alliance Resource Partners, L.P.	500	$ 17,680
Fording Canadian Coal Trust	300	13,467
		31,147

Cable & Other Pay Television Services - 1.67%
Net Servicos de Comunicacao S.A. (b)	1,700	19,992

Cement, Hydraulic - 1.26%
Eagle Materials, Inc.	400	15,080

Crude Petroleum & Natural Gas - 3.96%
Pengrowth Energy Trust	1,100	19,228
PetroChina Co., Ltd. (b)	65	9,245
Unit Corp. (a)	380	19,046
		47,519

Cutlery, Handtools & General Hardware - 1.26%
Simpson Manufacturing Co., Inc.	550	15,153

Deep Sea Foreign Transportation of Freight - 0.65%
Ship Finance International, Ltd.	300	7,836

Drilling Oil & Gas Wells - 2.58%
Precision Drilling Trust	1,800	30,978

Industrial Organic Chemicals - 0.42%
Methanex Corp.	200	5,018

Meat Packing Plants - 2.14%
Seaboard Corp.	20	25,705

Natural Gas Transmission - 0.65%
TransCanada Corp.	200	7,846

Oil & Gas Field Exploration Services - 1.56%
CGG-Veritas (a) (b)	400	18,672

Personal Credit Institutions - 0.45%
Advance America Cash Advance Centers, Inc.	600	5,370

Petroleum Refining - 2.41%
StatoilHydro ASA (b)	1,100	28,897

Radiotelephone Communications - 6.47%
SK Telecom Co., Ltd. (b)	1,180	29,299
Tele Norte Leste Participacoes S.A. (b)	600	15,600
Vimpel - Communications (b)	950	32,718
		77,617

Railroads Equipment - 1.10%
FreightCar America, Inc.	350	13,198

Refuse Systems - 0.51%
American Ecology Corp.	270	6,178

Short-Term Business Credit Institutions - 1.85%
Asset Acceptance Capital Corp.	2,300	22,195

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.37%
Carpenter Technology Corp.	130	8,013
Tenaris S.A. (b)	680	27,193
Ternium S.A. (b)	150	5,244
		40,450

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued		.
January 31, 2008
(Unaudited)

Common Stocks - 44.15% - continued	Shares	Value

Surety Insurance - 0.58%
Triad Guaranty, Inc. (a)	1,000	$ 6,990

Surgical & Medical Instruments & Apparatus - 0.28%
China Medical Technologies, Inc. (b)	70	3,337

Telephone Communications (No Radiotelephone) - 7.25%
Hutchison Telecommunications International, Ltd. (b)	1,400	29,498
PT Telekomunikasi Indonesia (b)	670	27,041
Turkcell Iletisim Hizmetleri A.S. (b)	1,340	30,458
		86,997

Women's, Misses', and Juniors Outerwear - 1.13%
Cherokee, Inc.	400	13,516

TOTAL COMMON STOCKS (Cost $521,676)		529,691

Real Estate Investment Trusts - 1.25%
Anthracite Capital, Inc.	2,000	15,020

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $15,716)		15,020

Money Market Securities - 68.89%

Huntington Money Market Fund, 3.14% (c)	826,591	826,591

TOTAL MONEY MARKET SECURITIES (Cost $826,591)		826,591

TOTAL INVESTMENTS (Cost $1,363,983) - 114.29%		$ 1,371,302

Liabilities in excess of other assets - (14.29)%		(171,504)

TOTAL NET ASSETS - 100.00%		$ 1,199,798

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Variable rate security; the money market rate shown represents the rate at January 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Assets and Liabilities
January 31, 2008
(Unaudited)

Assets:
Investments in securities:
At cost	$ 1,363,983
At market value	$ 1,371,302

Receivable due from Advisor (a)	10,465
Interest receivable	2,497
Prepaid expenses	1,431
Dividends receivable	644
Total assets	1,386,339

Liabilities:
Payable for investments purchased	155,394
Payable to administrator, fund accountant and transfer agent	9,517
Payable to trustees and officers	1,717
Payable to custodian	1,697
Accrued 12b-1 fees	591
Other accrued expenses	17,625
Total liabilities	186,541

Net Assets:	$ 1,199,798

Net Assets consist of:
Paid in capital	$ 1,191,155
Accumulated undistributed net investment income	1,324
Net unrealized appreciation on investments	7,319

Net Assets:	$ 1,199,798

Shares outstanding (unlimited number of shares authorized)	113,529

Net asset value and offering
price per share	$ 10.57

Redemption price per share ($10.57 * 98%) (b)	$ 10.36

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Operations
For the period ended January 31, 2008(a)
(Unaudited)

Investment Income
Dividend income (net of foreign withholding tax of $275)	$ 2,694
Interest income	6,606
Total Investment Income	9,300

Expenses
Administration expense	15,406
Transfer agent expense	13,603
Fund accounting expense	12,145
Legal expense	7,286
Auditing expense	6,558
Investment advisor fee (a)	3,548
Pricing expense	2,428
Trustee expense	2,428
CCO expense	2,428
Custodian expense	2,428
Miscellaneous expense	1,457
Printing expense	971
12b-1 fees	592
Registration expense	436
Total Expenses	71,714
Less: Waiver & reimbursement by Advisor (b)	(66,920)
Net operating expenses	4,794
Net Investment Income	4,506

Realized & Unrealized Gain
Net realized gain on investment securities	-
Change in unrealized appreciation (depreciation) on
investment securities	7,319
Net realized and unrealized gain on investment securities	7,319
Net increase in net assets resulting from operations	$ 11,825

(a) For the period August 14, 2007 (Commencement of Operations) to January 31, 2008.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statements of Changes In Net Assets
	Period Ended
	January 31, 2008
Increase (decrease) in net assets:	(Unaudited)	(a)
Operations:
Net investment income	$ 4,506
Net realized gain on investment securities	-
Change in unrealized appreciation (depreciation) on investments	7,319
Net increase in net assets resulting from operations	11,825

Distributions to shareholders:
From net investment income	(3,182)
Total distributions	(3,182)

Capital Share Transactions:
Proceeds from Fund shares sold	1,189,571
Reinvestment of distributions	3,182
Amount paid for Fund shares repurchased	(1,598)
Net increase in net assets resulting
from capital share transactions	1,191,155

Total Increase in Net Assets	1,199,798

Net Assets
Beginning of period	-

End of period	$ 1,199,798

Accumulated undistributed net investment income
included in net assets at end of period	$ 1,324

Capital Share Transactions
Shares sold	113,379
Shares issued in reinvestment of distributions	301
Shares repurchased	(151)

Net increase from capital share transactions	113,529

(a) For the period August 14, 2007 (Commencement of Operations) to January 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Financial Highlights
(For a share outstanding during the period)
Period Ended
January 31, 2008
(Unaudited) (a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.56
Total from investment operations	0.60

Less Distributions to shareholders:
From net investment income	(0.03)
Total distributions	(0.03)

Paid in capital from redemption fees (b)	-

Net asset value, end of period	$ 10.57

Total Return (c)	5.99%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 1,200
Ratio of expenses to average net assets	2.00%(e)
Ratio of expenses to average net assets
before reimbursement	29.90%(e)
Ratio of net investment income to
average net assets	1.88%(e)
Ratio of net investment income to
average net assets before reimbursement	(26.02)%(e)
Portfolio turnover rate	0.00%

(a) For the period August 14, 2007 (Commencement of Operations) through January 31, 2008.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 1. ORGANIZATION

Mirzam Capital Appreciation Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on February 12, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment adviser is Mirzam Asset Management, LLC (the “Adviser”). The Adviser has retained Bastiat Capital LLC to serve as sub-adviser to provide portfolio management and related services to the Fund (the “Sub-adviser”). The investment objective of the Mirzam Capital Appreciation Fund (the “Fund”) is to provide long-term capital appreciation.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES – continued

Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective June 29, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the period ended January 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES – continued

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the period August 14, 2007 (commencement of operations) through January 31, 2008, before the waiver described below, the Adviser earned a fee of $3,548 from the Fund.

The Adviser has contractually agreed through July 31, 2009 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) do not exceed 2.00% of the Fund’s average daily net assets. For the period August 14, 2007 (commencement of operations) through January 31, 2008, the Adviser waived fees and reimbursed Fund expenses of $66,920. At January 31, 2008, the Fund was owed $10,465 from the Adviser. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation. At January 31, 2008, $66,920 may be subject to potential repayment by the Fund to the Adviser through July 31, 2010.

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period August 14, 2007 (commencement of operations) through January 31, 2008, Unified earned fees of $15,406 for administrative services provided to the Fund. At January 31, 2008, the Fund owed Unified $5,873 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period August 14, 2007 (commencement of operations) through January 31, 2008, the Custodian earned fees of $2,428 for custody services provided to the Fund. At January 31, 2008, the Fund owed the Custodian $1,697 for custody services.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 3.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period August 14, 2007 (commencement of operations) through January 31, 2008, Unified earned fees of $8,745 from the Fund for transfer agent services and $4,858 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period August 14, 2007 (commencement of operations) through January 31, 2008, Unified earned fees of $12,145 from the Fund for fund accounting services. At January 31, 2008, the Fund owed Unified $26 for transfer agent services and $3,618 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period August 14, 2007 (commencement of operations) through January 31, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliated of the Distributor.

NOTE 4. INVESTMENTS

For the period August 14, 2007 (commencement of operations) through January 31, 2008, purchases and sales of investment securities, other than short-term investments and call options written were as follows:

At January 31, 2008, the appreciation (depreciation) of investments for tax purposes, was as follows:

At January 31, 2008, the aggregate cost of securities for federal income tax purposes, was $1,363,983.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2008, Wendel & Co., for the benefit of others, owned 70.83% of the Fund and thus may be deemed to control the Fund. Mirzam Asset Management, LLC, the Fund’s Adviser, owns 6.62% of the Fund’s outstanding shares.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2007, an income distribution of $0.029 per share was made to shareholders of record on December 20, 2007.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 741-3007 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF MANAGEMENT AGREEMENT (Unaudited)

The Management Agreement (the “Agreement”) between the Trust and Mirzam Asset Management, LLC (“Mirzam”), on behalf of the Mirzam Capital Appreciation Fund (the “Fund”) and the Subadvisory Agreement (the "Sub Advisory Agreement") between Mirzam and the proposed subadviser, Bastiat Capital, LLC (“Bastiat” or "Sub Adviser"), were considered by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in-person meeting held on May 21, 2007.

In considering whether to approve the Agreements, the Trustees considered the fact that they had previously reviewed materials provided by Mirzam, including Mirzam's Form ADV Parts I and II and that they had met with senior officers of Mirzam at an in person meeting held on January 16, 2007. At that meeting officers of Mirzam discussed the proposed investment objective for the Fund (including the plan to utilize a subadviser to manage the Fund's assets), the proposed fee structure for the Fund, the experience of Mirzam and Bastiat in managing similar investment accounts. The Independent Trustees requested at the January 16, 2007 meeting that Mirzam provide additional details regarding its financial condition and provide additional details regarding some of its policies and procedures. At a subsequent meeting of the Independent Trustees held on February 11, 2007, the Independent Trustees reviewed the additional information that had been requested of Mirzam and Bastiat.

Regarding the actual approval of the Management Agreement, the following factors were considered by the Trustees: (1) the nature, extent and quality of services to be provided to the Fund by Mirzam, including that fact that Mirzam has experience in managing funds in South Africa and their prior performance has been good; (2) that based on comparison of other peer funds, the Fund’s proposed advisory fee is higher than the average fee of other mutual funds; although Mirzam has agreed to waive its fees and/or reimburse operating expenses of the Fund for its initial two years of operation; (3) the anticipated profits to be realized by Mirzam and the fact that the Management Agreement is not expected to result in a profit to Mirzam in the first two years and, as a result, it is not necessary to discuss economies of scale; (4) the other benefits that might be realized by Mirzam and the fact that Mirzam will not engage in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit Mirzam; (5) Mirzam has agreed to invest $75,000 in the Fund and to sign a security and pledge agreement to satisfy its contractual obligation to cap Fund expenses; and (6) the Fund is a start-up fund and management fee breakpoints are not feasible at this time, although Mirzam has agreed to cap Fund expenses.

Regarding the actual approval of the Sub-Advisory Agreement between Mirzam and Bastiat, on behalf of the Fund, the Trustees considered the following factors: (1) the nature, extent and quality of the services to be provided by the Sub-Adviser, including the fact that the Bastiat’s portfolio manager has substantial research experience, including the provision of portfolio company research to a mutual fund manager; (2) that based on a comparison of other peer funds, although the total advisory and sub-advisory fees are higher than the average management fees of other equity mutual funds, the total fees are reasonable, especially given that Bastiat has specialized research and stock selection expertise that is time-consuming to implement; (3) the anticipated profits to be realized by Bastiat and the fact that the Sub-Advisory Agreement is not expected to result in a profit to the Sub-Adviser in the first two years and, as a result, it was not necessary to discuss economies of scale; (4) the other benefits that might be realized by the Sub-Adviser and the fact that Bastiat will not engage in soft-dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit Bastiat; and (5) the Fund is a start-up fund and fee breakpoints are not feasible at this time.

APPROVAL OF MANAGEMENT AGREEMENT – continued (Unaudited)

After having requested and evaluated information which the Board deemed necessary to evaluate the terms of the Management Agreement between the Trust and Mirzam Asset Management, LLC, on behalf of the Mirzam Capital Appreciation Fund, the Board of Trustees determined that the Management Agreement is fair and in the best interests of the Mirzam Capital Appreciation Fund and its shareholders. The Trustees of the Trust (including each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940) unanimously approved the appointment of Mirzam Asset Management, LLC to serve as the investment adviser to the Mirzam Capital Appreciation Fund under the terms and conditions set forth in the Management Agreement.

After having requested and evaluated information which the Board deemed necessary to evaluate the terms of the Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC on behalf of the Mirzam Capital Appreciation Fund, the Board of Trustees determined that the Sub-Advisory Agreement is fair and in the best interests of the Mirzam Capital Appreciation Fund and its shareholders. The Trustees of the Trust (including each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940) unanimously approved the appointment of Bastiat Capital, LLC to serve as the investment Sub-Adviser to the Mirzam Capital Appreciation Fund under the terms and conditions set forth in the Sub-Advisory Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy Kelly

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

William J. Murphy, Interim Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, FL 33469

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Semi-Annual Report

(Unaudited)

January 31, 2008

Fund Advisor:

Polynous Capital Management, Inc.

880 Franklin Street, Suite 705

San Francisco, CA 94102

(800) 924-3863

Summary of Semi-Annual Period August 1, 2007 through January 31, 2008

Dear Shareholder:

In the previous shareholder letter, for the annual period ending July 31, 2007, I commented bit about the volatile stock market environment and the possible influence of hedge funds affecting the stock market. My opinion then, as it is now, is that huge pools of speculative trading money, have the potential to undermine – in the short term – the rational course of financial markets.

My own view of financial markets may be a bit limited relative to the views of others. I view financial markets as a necessity for providing liquidity for securities that are issued to support capital formation and stable long-term capital bases for the long lived enterprises and investments that are an integral part of any productive economy. The useful life of most capital investments are at least three to five years and in many instances are ten, 20, 30 years or even longer. It is unreasonable to expect that investors in such enterprises would be willing to patiently wait for the return of their capital for such extensive periods of time. Overall capital costs would be much higher if capital was “locked up” for such long periods of time.

As such, financial markets developed to provide liquidity and lower capital costs for long-term investments. As with all human inventions, however, the enterprising nature and creativity of the human mind can result in other possible ways to use things other than for what had been their originally intended purpose. The original purpose was that if things change in the world that there is a way to sell a capital investment, either equity or a bond, in an organized forum (an exchange) at any given time. As economic activity grows, it is also likely that the amount of transactions, or liquidity available, in such forums would increase. As the quantitative aspects of anything increase, there is less “granularity” as to how each incremental occurrence behaves on an ongoing basis which lends the appearance of there being ever increasing “liquidity” due to the ever increasing number of transactions.

In normal circumstances, such liquidity expresses the very efficient and healthy functioning of financial markets and leads to lower overall perceptions of risk within an economic system as less liquidity is associated with a perception of higher levels of risk. Lower perceived levels of overall risk may have an ironic effect, however, as individuals may then feel more comfortable engaging in riskier and riskier types of transactions as riskier transactions are also typically associated with achieving higher levels of returns. What is unknown in the short-term in any market environment is how many individuals may be engaging in such transactions independently. This is a very important piece of information if known because an ever increasing number of individuals pursuing riskier transactions will result in much higher and unknown levels of aggregate risk within financial markets and an overall economic system.

In the current environment, not only have an increasing number of individuals been choosing to engage in riskier and riskier transactions but such activity has also become institutionalized given the growth of many major financial institutions initiating and facilitating such transactions. Not only are there about 10,000 hedge funds organized to attempt to generate “excess returns” from their trading strategies, but a huge ecosystem has developed to provide “services” to such funds, ranging from lending money, devising and facilitating trading strategies, originating and structuring securities, and creating even more “exotic” hedging instruments to supposedly mitigate the risk of such speculative trading activities.

There is another interesting irony in the development of such speculative trading activity which is that the original premise of exploiting a “lower risk” financial markets environment results in much higher levels or systematic risk until it is too late to comprehend the now much higher levels of risk. The collective result of individual decisions to invest in riskier assets may also then result in very concentrated positions in such risky assets. Once risk perceptions change, liquid markets for such assets also change with the result being that few buyers are willing to even consider bids and markets essentially cease to exist. Another irony in all of this, however, is that many such assets are still performing satisfactorily in the real world, i.e., interest payments are still being made and earnings are still being generated by the underlying enterprises.

Another irony in what I am describing has to do with how perceptions change and are influenced by the people most closely involved with any situation. There is an old joke which is: what is the difference between a recession and a depression? The punch line is that a recession is when your neighbor loses their job and a depression is when you lose your job. And so that is where we are today (except that we are in neither a recession or depression for the overall economy) but that the people closest to the problems, those running hedge funds and the extensive ecosystem that developed to service such funds, apparently thinks we are in some type of depression. Those sentiments also color both the current investing environment and trading strategies that they think will benefit from the negative environment that is perceived.

There is another interesting and little appreciated aspect of the negative stock market environment that has now existed for the last eight months since July 2007, which is that the Securities and Exchange Commission eliminated the “up-tick” rule for short sales as of July 5, 2007. The up-tick rule was implemented after the short selling abuses that occurred during and subsequent to the stock market crash in 1929. It is well accepted that declining stock prices create fear and further selling pressure as owners attempt to sell their holdings in the fear that future losses will be even larger. Anyone having taken “Economics 101” also knows that more supply (more sellers) than demand (fewer buyers) leads to lower prices. Short sellers who profit from stocks declining also learned long ago that short flurries of aggressive selling will result in even more selling (and even lower prices) from owners who no longer want to own such a “volatile” security, even if such volatility has been created artificially by short sellers.

Since the up-tick rule was eliminated, the Standard & Poors 500 Index is down about 12 percent and the Russell 2000 small-stock index is down around 20 percent. From reading news headlines, there are supposedly many things to be concerned about in the U.S. economy such as housing prices decreasing, trade deficits, a weak dollar, a possible recession, and high oil prices. We are apparently still driving our cars, however, and so I guess we are dealing with oil prices. We have had recessions before and somehow lived through them and stocks always went much higher after they were over. The weak dollar has helped contribute to another underappreciated phenomena that suggests the strength of the U.S. economy, which is that export growth is now very impressive and so the supposedly uncompetitive U.S. manufacturing sector apparently has products that the world loves to buy after all. The trade deficits are also underappreciated as a sign of strength that our credit is still good outside the U.S. but, in any case, my opinion is that factories overseas need us to keep buying their stuff more than most Americans need to keep buying more stuff.

As for declining housing prices, there will undoubtedly be lots of people hurt who were engaging in multiple refinancings while withdrawing more home equity each time, or who took out 2/28 mortgages which reset 40 percent higher merely two years later, or who owned multiple homes while betting on prices continuing to appreciate. Foreclosures are up a lot in various parts of the country and so that too further contributes to negative sentiments. There were three large years of mortgage originations during the 2004 to 2006 housing and mortgage “bubble” where average annual mortgage originations doubled in those three years from typical previous levels. Even with all the 2/28 mortgages issued, however, two-thirds of those would have had their initial 40 percent higher payment increase by the end of 2007. Although those borrowers may be struggling financially to meet the higher payments, with two-thirds of such borrowers (the 2004 and 2005 loans) having now made higher payments for up to two years at this point, I assume that real people in the real economy are dealing with the stresses of the mortgage bubble much more competently than the financial services sector that promoted such a bubble in the first place.

There is also much hand wringing about the possible effects of housing price declines on the real economy. The statistics are that total U.S. net worth is about $50 trillion, of which homeowner’s equity accounts for about $10 trillion, or about 20 percent. The total value of residential real estate is also about $20 trillion. Even if the entire country experiences home price declines of ten percent – which I believe is highly unlikely – that would decrease total U.S. net worth by only about four percent, or around $2 trillion. A five percent aggregate decline in housing prices would decrease total U.S. net worth by only two percent, which at around $1 trillion, I believe is barely perceptible.

A possibly interesting parallel is that in the stock market decline from 2000 through 2002, where the S&P 500 dropped almost 40 percent, the total value of U.S. stocks owned by individuals decreased by around $6 trillion, and most of us survived that experience. There is another absurdity in the current hysteria, however, which is that as the value of “collateralized debt obligations” (“CDO’s”) that were created by financial services companies, and which are backed by home mortgages, plunge in price as the financial services firms or their hedge fund customers no longer want to own such securities in what is now an illiquid market, many of such securities are “fully performing” in that interest and principal payments continue to be made on the underlying mortgages. In summary on the housing price decline issue, although there is likely to be a long tail to the financial market distress of those who bought too many now illiquid CDO securities (and then exacerbated their problems by leveraging portfolios of such securities by borrowing more money) and also the “Main Street” headlines distress of rising levels of foreclosures, I believe the overall environment for the real economy is much better than current sentiments would suggest.

Prior to having made the more extensive comments above about the house price and mortgage situation, I had mentioned the change in the short sale rule and the subsequent significant stock market declines seen since the rule change. From the perspective of myself, who sits in front of four quote machine/trading system screens all day long and views the day-to-day silliness in what is now a completely unrestrained “Wild West” type of trading environment, the SEC needs to reinstate the short sale uptick rule immediately. On any given day three to five of the Fund’s stocks are subjected to a flurry of crazed selling that drops the prices of those stocks anywhere from a couple of percent to as much as ten percent in as little time as 15 to 20 minutes. Rational investors and disciplined institutional investors do not sell stocks that way. By default I would guess the instigators are hedge funds or proprietary trading operations of large financial institutions (who, incidentally, do not even have to disclose short sales as they are considered part of a firm’s “trading operations”).

In addition to there now being no restrictions on executing short sales, there are other interesting things that the SEC appears to not care about as well. A prime example of the currently abusive and apparently unregulated environment is the situation with one of my mutual fund’s holdings which is Jos. A. Bank Clothiers. Looking at the company’s most recent SEC filing shows that the company has 18.2 million shares outstanding. Reviewing the most recent 13-F reports filed with the SEC for the quarter ended December 2007 shows that institutions report owning 30.7 million shares of the company (neither 30.7 million or 18.2 million are typos). The “reported” short position in the company is 11.0 million shares (which is about 60 percent of the reported outstanding shares), which is also sort of interesting for a debt-free and cash flow positive company but I guess everyone is entitled to their own opinion about things. The actual short position is probably even higher given that brokerage firms, through not needing to report their short positions if they are part of a firm’s “trading operations” and the arcane aspects of how stock trades settle have somehow created at least an additional 12.5 million shares of this company for institutions to buy from unreported short sales.

If another part of the U.S. Government, the Treasury Department, discovers counterfeiting activity concerning U.S. currency, they will put the counterfeiters in jail. In a very advanced capitalist economy, shares of stock have the same importance as currency, however, but if you counterfeit those at your brokerage firm then you get a bigger bonus and another part of the U.S. Government, the SEC, looks the other way. I am not against short-selling activities as there are a lot of ridiculous companies and stock market anomalies on the upside that warrant appropriate and legitimate short selling activities. Manipulative and abusive short selling activities are not legitimate economic activities, however, and neither are spreading rumors to affect stock prices as one other recent egregious example has shown.

About one month ago, the major investment bank Bear Stearns had a cash position of about $17 billion to support a balance sheet containing around $130 billion of total assets. As with a lot of other investment banks, commercial banks, and large hedge funds, many of those assets can be “illiquid” for various periods of time. Bear Stearns was a leader in mortgage securities among the major investment banks, however, and with a much less diversified mix of other assets. Starting in early March 2008, there began to be various rumors about the firm’s liquidity (even with $17 billion of cash). The rumors became a self-fulfilling prophecy as fearful customers, who also apparently do not even know enough about how funds are segmented across the various operations of a brokerage firm, began to withdraw cash and other assets from their accounts. The firm should probably be honored for having honored all customer requests for withdrawals until the bitter end when it essentially had run through all of its $17 billion in previous liquidity.

The end result was a convoluted “bail-out” where the Federal Reserve lent $30 billion in a non-recourse loan to J.P. Morgan Chase who was then going to re-lend those funds to Bear Stearns to restore its liquidity position. Such a deal came at horrible price for Bear Stearns stock holders, however, as the rest of the “deal” was that J.P. Morgan would acquire Bear Stearns for $2 a share (for a stock that had been trading at $30 the day before, $57 the day before that, and with a 12-month high price of $160). Driving companies out of business with rumors and having thousands of employees terminated as a result is not what I regard as a legitimate short selling activity. My suspicions were confirmed later in March as the SEC’s “Market Surveillance Division” reported large increases in short selling activity prior to the recent and more pronounced rumors about the firm’s liquidity. Maybe the SEC can be more proactive in the future to further to increase the integrity that needs to be restored to our financial markets to prevent such abuses in the future.

Aside from a stronger and more proactive regulatory environment for restoring overall financial markets integrity, I also believe that a more practical approach needs to be taken to viewing some of activities that unfortunately occur in our “free market” economic system. Although I am no fan of government regulation, it would be helpful to have oversight of activities that clearly do not contribute to rational economic growth. Allowing people to buy houses with essentially no money down should have never been allowed by the Federal Reserve. Allowing the resulting mortgages to then be “securitized” and sold to hedge funds using excessive leverage should have never been allowed by the Fed or the SEC.

An interesting parallel are the differences in margin requirements for individuals and the apparently different standards for institutions. Margin requirement for individual investors at a brokerage firm are 50 percent but leverage ratios for prime brokerage clients (hedge funds) of a brokerage firm can reach 50-to-1, or two percent. If the additional capital available from such leverage was used productively for the overall benefit of the U.S. economy then such practices may be appropriate but when the end result is that it enables 10,000 hedge funds to frenetically churn the relatively limited amount of available securities then the additional capital does not benefit real world economic activity.

The end result of such speculative economic activity is also very interesting to observe. There have been projected losses within the overall mortgage security sector of approximately $300 billion. If the range of possible declines in house prices from peak levels that was described earlier are assumed to be reasonably accurate then the total losses from this large financial institution induced “bubble” could approximately $2 trillion. The financial services sector, even with large profit margins in normal circumstances, earned nowhere near such losses from the absurd cycle concerning poor quality mortgages of originating, selling, securitizing, reselling, trading, and lending against such financial instruments.

Another interesting parallel can be made when one has reviewed various economic studies that have been done about the economics of crime. Such studies typically show that the perpetrators of theft or fraud typically net about three to five percent of the losses suffered by the victims. If my round number of $2 trillion of losses from this whole debacle is accurate, that is pretty interesting when viewed against investment bank bonus pools and hedge fund incentive compensation that was probably connected to mortgage securities. If such total incentive or bonus compensation amounted to approximately $100 billion, then the economics of the entire debacle puts the perpetrators on a par with a common street thief or petty fraudster. As such, the Federal Reserve and the SEC should make sure our financial markets are never again affected by such unproductive, out of control, and essentially fraudulent activity ever again.

As mentioned very early in this letter, financial markets should support the raising of capital for productive real world investment activity in an economy – not be the tail that wags the dog through excessive speculation. A very much underappreciated economic advantage enjoyed for a long time by U.S. companies were the lower capital costs relative to many foreign companies with less efficient capital markets. Most companies, regardless of where they are based have few sustainable advantages on an operating basis – particularly in an increasingly integrated and extremely competitive global economy. The capital costs for U.S. companies were a sustainable advantage, however, but that advantage may be diminishing given the neglect and lack of oversight that have now severely seized up major portions of U.S. capital markets. I still have confidence that our markets will recover, however, and as you will see from additional comments in this letter, I also remain positive on the U.S. economy as a whole.

I also know this is a very different shareholder letter and thank you for your patience in reading to this point. As my comments have suggested, I believe that the current negative stock market environment is largely artificial in nature and underlying reality will eventually result in a very significant stock market recovery. I believe the economy will also be ok as well but probably with very low growth rates for 2008. For all of the investment management industry and financial market concerns, which do affect the stock market negatively anytime some pundit mentions the “R” word (RECESSION!!), there is not much difference between a couple of quarters of negative one percent to zero percent growth (a recession) and a continuing low growth (zero to one percent growth) environment.

Corporate balance sheets and operations of non-financial companies are also largely in great shape. Inventories are low, costs are low from continually reviewing operations, and capital costs are low from low interest rates. Many CEOs of companies that I follow were heard to remark on earnings conference calls during January and February when they reported fourth quarter earnings that they had never seen an environment where the news media was so negative about the overall environment when they felt that their companies were continuing to do well. Supporting the investment activities of the Fund are also our own financial modeling and analysis work and I find it hard to understand why a group of mostly cash flow positive and largely debt-free companies are selling at such inexpensive valuations. As commented about further in the management’s discussion and analysis part of this report, the primary contributor to the fund doing poorly in the latest semi-annual period is that I have continued to feel positively about the economy and the companies in the fund while many other investors appear to be worried that the world is about to end.

Kevin L. Wenck, CFA

Portfolio Manager

President, Polynous Capital Management

Management Discussion & Analysis

As shown in the table below, the Fund produced a gross investment return of -12.72 percent over the semi-annual period ending January 31, 2008 (and a sales-load adjusted return of -16.64 percent over that period if a sales load had been paid at the start of the period). As also shown in the table, the Fund’s performance was below the performance of the two major stock market indices listed in the table. The Fund’s five-year average annual investment return (prior to the effects of a sales load being paid) is still above the S&P 500 Index return during that period but below the Russell 2000 Index return over the same period.

As mentioned in the shareholder letter in this semi-annual report, currently there is a large difference in the outlook of the Fund’s manager who continues to feel positively about the economy and prospects for the stock market and the outlook of many other investors who are very concerned about the economy “plunging” into a recession and having the stock market also continue its recent negative performance. The Fund manager’s investment process also focuses on company specific fundamental factors and includes full financial modeling of each company. As such, the Fund’s manager may often be much more comfortable with individual holdings in the Fund than would be other investors who are much more concerned with what they may believe are broader issues affecting the economy and financial markets.

Although the Fund has had a number of companies in its portfolio have earnings disappointments and experience stock price declines after such negative surprises, other holdings in the Fund have also experienced stock price declines of between 25 and 50 percent while meeting all operating objectives. Such stock price declines are also not typically attributable to such stocks previously having been “overvalued” as the Fund manager’s disciplined valuation process has been unchanged for a long period of time. Although only time will tell if the Fund manager’s outlook for the overall economy and financial markets will be correct, but the manager does look forward to a return to a more rational investing environment where company fundamentals and inexpensive valuations are more prominent in the decision making process of other investors.

The views expressed are those of the author. Views expressed are subject to change based on market and other conditions. This report contains forward-looking statements, and actual results may differ materially from those projected in such statements.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-924-3863.

* Returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods.

** The S&P 500 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500 Index and the Russell 1000 Value Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the Russell 2000 Index on January 31, 1998 and held through January 31, 2008. The S&P 500 Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Indices’ returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

The views expressed are those of the author. Views expressed are subject to change based on market and other conditions. This report contains forward-looking statements, and actual results may differ materially from those projected in such statements.

For a prospectus and more information, including charges and expenses, call toll free 1-800-528-8069. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll free 1-800-924-3863.

Distributed by Polynous Securities, LLC.

880 Franklin Street, Suite 705

San Francisco, CA 94102

Member FINRA, SIPC

FUND HOLDINGS– (unaudited)

1As a percent of net assets

[2]Market capitalizations from $50 million - $1 billion
[3]Market capitalizations from $1 billion - $10 billion
4U.S. companies with market capitalizations below $50 million or above $10 billion.

The investment objective of the Polynous Growth Fund is long-term capital appreciation. The Fund primarily invests in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $50 million and $10 billion and which are typically described as small-capitalization and/or mid-capitalization companies. The Fund occasionally may invest in securities of companies with capitalizations smaller than $50 million or larger than $10 billion if doing so contributes to the Fund’s investment objective.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses– (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and contingent deferred sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Polynous Growth Fund	Beginning Account Value August 1, 2007	Ending Account Value January 31, 2008	Expenses Paid during the Period August 1, 2007 - January 31, 2008 *
Actual	$1,000.00	$872.75	$9.25
Hypothetical (5% return before expenses)	$1,000.00	$1,015.26	$9.95

* Expenses are equal to the Fund’s annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Polynous Growth Fund Schedule of Investments January 31, 2008 (Unaudited)

Common Stocks - 96.06%	Shares	Value

Arrangement of Transportation of Freight & Cargo - 3.22%
Pacer International, Inc.	17,100	$ 292,923

Computer Communications Equipment - 5.40%
Acme Packet, Inc. (a)	22,900	220,298
Brocade Communications Systems, Inc. (a)	39,300	270,777
		491,075

Computer Peripheral Equipment - 1.66%
Aruba Networks, Inc. (a)	15,973	151,105

Crude Petroleum & Natural Gas - 8.22%
Cimarex Energy Co.	6,200	253,022
Edge Petroleum Corp. (a)	34,500	228,045
W&T Offshore, Inc.	9,400	265,926
		746,993

Drawing & Insulating of Nonferrous Wire - 0.75%
Optical Cable Corp. (a)	16,736	68,450

Drilling Oil & Gas Wells - 2.74%
Hercules Offshore, Inc. (a)	10,800	248,940

Electronic Components, NEC - 0.79%
Spectrum Control, Inc. (a)	7,813	71,645

Fabricated Plate Work (Boiler Shops) - 2.39%
Chart Industries, Inc. (a)	8,600	217,666

Finance Services - 2.17%
Consumer Portfolio Services, Inc. (a)	58,598	196,889

Fire, Marine & Casualty Insurance - 2.05%
21st Century Holding Co.	14,964	186,003

Hospital & Medical Service Plans - 3.20%
WellCare Health Plans, Inc. (a)	6,200	291,338

Household Furniture - 1.31%
Tempur-Pedic International, Inc.	6,000	118,920

Household Audio & Video Equipment - 3.98%
Directed Electronics, Inc. (a)	139,741	361,929

In Vitro & In Vitro Diagnostic Substances - 0.01%
Gene Logic, Inc. (a)	966	792

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund Schedule of Investments - continued January 31, 2008 (Unaudited)

Common Stocks - 96.06% - continued	Shares	Value

National Commercial Banks - 1.98%
Integrity Bancshares, Inc. (a)	58,000	$ 179,800

Oil & Gas Field Machinery & Equipment - 2.83%
Boots & Coots International Well Control, Inc. (a)	175,100	257,397

Pharmaceutical Preparations - 2.43%
Cubist Pharmaceuticals, Inc. (a)	13,000	220,870

Plastic Products - 1.87%
Myers Industries, Inc.	14,500	170,375

Radio & TV Broadcasting & Communications Equipment - 4.94%
Ceragon Networks Ltd. (a)	22,500	204,525
Radyne Corp. (a)	28,300	244,795
		449,320

Retail - Apparel & Accessory Stores - 4.07%
Jos. A. Bank Clothiers, Inc. (a)	13,600	370,464

Security Brokers, Dealers & Flotation Companies - 2.39%
TradeStation Group, Inc. (a)	19,900	216,910

Semiconductors & Related Devices - 11.95%
Alliance Fiber Optic Products, Inc. (a)	126,961	223,451
Conexant Systems, Inc. (a)	212,600	146,694
Micrel, Inc.	31,000	189,100
QLogic Corp. (a)	22,000	314,600
Vitesse Semiconductor Corp. (a)	285,800	212,921
		1,086,766

Services - Computer Programming Services - 3.16%
Ness Technologies, Inc. (a)	31,300	287,647

Services - Direct Mail Advertising - 2.82%
infoUSA, Inc.	29,200	256,668

Services - Equipment Rental & Leasing - 3.27%
Rent-A-Center, Inc. (a)	17,400	297,540

Services - Help Supply Services - 0.82%
ATC Healthcare, Inc. - Class A (a)	746,600	74,660

Services - Management Consulting Services - 2.80%
Thomas Group, Inc.	35,316	254,275

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund Schedule of Investments January 31, 2008 (Unaudited)
Common Stocks - 96.06% - continued	Shares	Value

Services - Miscellaneous Amusement & Recreation - 3.10%
Full House Resorts, Inc. (a)	66,600	$ 149,850
Youbet Com, Inc. (a)	123,250	131,878
		281,728

Services - Prepackaged Software - 1.80%
ActivIdentity Corp. (a)	48,900	163,815

State Commercial Banks - 5.94%
The Colonial BancGroup, Inc.	17,300	271,610
First Regional Bancorp (a)	13,228	268,132
		539,742

Telephone & Telegraph Apparatus - 1.99%
Sycamore Networks, Inc. (a)	53,500	180,830

TOTAL COMMON STOCKS (Cost $10,711,867)		8,733,475

Warrants - 0.00%
Tengasco, exercise price @ $0.45, expires 09/12/08 (a) (b)	15,073	0

TOTAL WARRANTS (Cost $0)		0

Money Markets - 1.38%	Shares
Fidelity Institutional Prime Money Market Portfolio 4.34% (c)	125,868	125,868

TOTAL MONEY MARKETS (Cost $125,868)		125,868

TOTAL INVESTMENTS (Cost $10,837,735) - 97.44%		$ 8,859,343

Other assets in excess of liabilities - 2.56%		232,648

TOTAL NET ASSETS - 100.00%		$ 9,091,991

(a) Non-income producing.
(b) As of January 31, 2008, this security is currently valued according to fair value procedures approved by the Trust.
(c) Variable rate security; the coupon rate shown represents the rate at January 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund
Statement of Assets and Liabilities (Unaudited)
January 31, 2008

Assets
Investments in securities, at market value (cost $10,837,735)	$ 8,859,343
Receivable for investments sold	488,059
Dividends receivable	5,980
Prepaid expenses	1,373
Interest receivable	36
Total assets	9,354,791

Liabilities
Payable for investments purchased	197,842
Payable for fund shares purchased	30,000
Payable to administrator, transfer agent and fund accountant	11,712
Payable to advisor (a)	1,075
Accrued 12b-1 fees	1,871
Payable to custodian	2,652
Payable to trustees and officers	2,188
Other accrued expenses	15,460
Total liabilities	262,800

Net Assets	$ 9,091,991

Net Assets consist of:
Paid in capital	$ 13,101,389
Accumulated undistributed net investment income (loss)	(56,270)
Accumulated net realized (loss) on investments	(1,974,736)
Net unrealized depreciation on investments	(1,978,392)

Net Assets	$ 9,091,991

Shares outstanding (unlimited number of shares authorized)	720,653

Net asset value per share	$ 12.62

Maximum offering price per share ($12.62 / 0.955) (b)	$ 13.21

Redemption price per share ($12.62 * 0.99) (c)	$ 12.49

(a) See Note 3 in the Notes to the Financial Statements.
(b) A maximum sales charge of up to 4.50% will be imposed on purchases less than $500,000.
(c) See Note 8 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund Statement of Operations (Unaudited) For the six months ended January 31, 2008

Investment Income
Dividend income	$ 38,706
Interest income	8,524
Total Income	47,230

Expenses
Investment advisor fee (a)	52,754
12b-1 fee	13,188
Administration expenses	15,377
Transfer agent expenses	13,766
Fund accounting expenses	10,101
Legal expenses	7,757
Auditing expenses	7,316
Custodian expenses	4,572
Printing expenses	3,100
Trustee expense	2,716
CCO Expense	2,604
Pricing expenses	1,840
Insurance expenses	589
Registration expenses	541
Miscellaneous expenses	184
Total Expenses	136,405
Waived fees (a)	(32,905)
Total operating expenses	103,500
Net Investment (Loss)	(56,270)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(629,105)
Change in unrealized appreciation (depreciation)
on investment securities	(712,609)
Net realized and unrealized gain on investment securities	(1,341,714)
Net increase in net assets resulting from operations	$ (1,397,984)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund Statements of Changes In Net Assets
	For the
	Six Months ended	For the
	January 31, 2008	Year ended
Increase (Decrease) in Net Assets from:	(Unaudited)	July 31, 2007
Operations
Net investment (loss)	$ (56,270)	$ (115,030)
Net realized gain (loss) on investment securities	(629,105)	1,428,743
Change in unrealized appreciation (depreciation)	(712,609)	(383,273)
Net increase in net assets resulting from operations	(1,397,984)	930,440

Capital Share Transactions
Proceeds from shares sold	281,072	433,976
Amount paid for shares repurchased	(1,143,485)	(1,197,922)
Net increase (decrease) in net assets resulting
from share transactions	(862,413)	(763,946)
Total Increase (Decrease) in Net Assets	(2,260,397)	166,494

Net Assets
Beginning of period	11,352,388	11,185,894

End of period	$ 9,091,991	$ 11,352,388

Accumulated undistributed net investment income included
in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	20,705	30,447
Shares repurchased	(85,085)	(79,833)

Net increase (decrease) from capital share transactions	(64,380)	(49,386)

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund
Financial Highlights
For a share outstanding during the period
	For the
	Six Months Ended		For the	For the		For the	For the	For the
	January 31, 2008		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	(Unaudited)		July 31, 2007	July 31, 2006		July 31, 2005	July 31, 2004	July 31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 14.46		$ 13.41	$ 13.28		$ 10.46	$ 10.26	$ 5.96
Income from investment operations
Net investment (loss)	(0.08)		(0.15)	(0.10)		(0.15)	(0.14)	-	*
Net realized and unrealized gain (loss)	(1.76)		1.20	0.23		2.97	0.34	4.30
Total from investment operations	(1.84)		1.05	0.13		2.82	0.20	4.30

Net asset value, end of period	$ 12.62		$ 14.46	$ 13.41		$ 13.28	$ 10.46	$ 10.26

Total Return (a)	-12.72%	(c)	7.83%	0.98%		26.96%	1.95%	72.15%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 9,092		$ 11,352	$ 11,180		$ 9,749	$ 7,453	$ 8,237
Ratio of expenses to average net assets	1.96%	(e)	1.95%	1.93%	(b)	1.90%	1.90%	1.90%
Ratio of expenses to average net assets
before waiver & reimbursement	2.59%	(d)	2.41%	2.59%		2.93%	2.89%	3.44%
Ratio of net investment income (loss) to
average net assets	(1.07)%	(d)	(0.95)%	(0.72)%		(1.27)%	(1.32)%	(0.05)%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(1.70)%	(d)	(1.41)%	(1.38)%		(2.30)%	(2.31)%	(1.60)%
Portfolio turnover rate	83.06%		191.59%	250.52%		275.53%	418.73%	194.90%

* Net investment income amounts were calculated using the average shares method.

(a) Total return calculation does not reflect load. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b) Effective December 1, 2005 the Advisor agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 1.90%.

(c) Not annualized

(d) Annualized

(e) Effective December 1, 2007 the Advisor agreed to waived fees to maintain Fund expenses at 1.99%. Prior to that date, the expense cap was 1.95%.

The Polynous Growth Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 1. ORGANIZATION

The Polynous Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Polynous Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. On March 30, 2001, the Predecessor Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust, in a tax-free reorganization. The Trust is an open-end management investment company established under the laws of Ohio by an agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Polynous Growth Fund commenced operations as a series of the Polynous Trust on August 12, 1996. The objective of the Fund is long term capital appreciation. The investment advisor to the Fund is Polynous Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Polynous Growth Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the period ended January 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

The Polynous Growth Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net assets amounts above $1 billion. The Advisor earned fees of $52,754 from the Fund for the six months ended January 31, 2008, excluding the waiver described below. The Advisor has contractually agreed to waive some or all of its management fees and/or reimburse Fund expenses to limit operating expenses to an annual rate of 1.99% excluding brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short), taxes, indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary expenses through November 30, 2008. Prior to December 1, 2007, the Advisor had contractually agreed to waive some or all of its management fees and/or reimburse Fund expenses to limit operating expenses to an annual rate of 1.95% excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses. For the six months ended January 31, 2008, the Advisor waived fees of $32,905. At January 31, 2008, the Advisor was owed $1,075 for advisory services.

Any operating expenses of the Fund reimbursed by the Advisor or management fees waived are subject to recoupment in the first three fiscal years following the year in which reimbursement occurred, if the total expenses of the Fund for such years (after recoupment) do not exceed the expense limitation in place at the time of the waiver or reimbursement. As of January 31, 2008, the amounts available to be potentially recouped by the Advisor are listed in the table below:

Fees waived during Period ended July 31,	Amount Eligible to be Recouped	Subject to Recoupment until July 31,
2005 2006 2007	$83,191 $72,485 $55,387	2008 2009 2010

As of January 31, 2008, $32,905 may be subject to potential repayment by the Fund to the Advisor through July 31, 2011.

The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended January 31, 2008, Unified earned fees of $15,377 from the Fund for administrative services provided to the Fund. The Fund also retains Unified to act as the Fund’s transfer agent and fund accountant. For the six months ended January 31, 2008, Unified earned fees of $10,012 from the Fund for transfer agent services provided and received $3,754 in reimbursement for out-of-pocket expenses incurred in servicing the Fund. For the six months ended January 31, 2008, Unified earned fees of $10,101 from the Fund for fund accounting services provided. At January 31, 2008 the Fund owed Unified $5,377 for administrative services, $3,434 for fund accounting services, and $2,901 for transfer agent services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the custodian. For the six months ended January 31, 2008, the Custodian earned fees of $4,572 for custody services provided to the Fund. At January 31, 2008, the Fund owed the Custodian $2,652 for custody services.

The Polynous Growth Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Polynous Securities, LLC (the “Distributor”), an affiliate of the Advisor, serves as principal underwriter for the Fund. For the six months ended January 31, 2008, the Distributor earned no fees from underwriting or broker commissions on the sale of shares of the Fund. Kevin L. Wenck, President of the Advisor and portfolio manager of the Fund, may be deemed to be an affiliate of the Distributor. The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”) under which the Fund will pay a fee at a rate of 0.25% per annum of the average daily net assets to reimburse the Distributor for expenses in distributing shares and promoting sales of the Fund. For the six months ended January 31, 2008, the Fund accrued $13,188 and paid out $11,317 pursuant to the 12b-1 plan. At January 31, 2008, the Fund owed the Distributor $1,871 for expenses incurred under the 12b-1 plan.

NOTE 4. INVESTMENTS

For the six months ended January 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At January 31, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

At January 31, 2008, the aggregate cost of securities for federal income tax purposes was $10,837,735.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2008, no shareholder owned more than 25% of the Fund.

The Polynous Growth Fund

Notes to the Financial Statements

January 31, 2008

(Unaudited)

NOTE 7. CAPITAL LOSS CARRYFORWARDS

At July 31, 2007, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,319,602, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

To the extent this carryforward is used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchases of shares of $500,000 or more; however, the dealer or other qualifying financial institutions receive a 1.00% fee from the Distributor and a contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions of such shares within 12 months of purchase, based on the lower of the shares’ cost or net asset value at the time of redemption. In addition, shares purchased by certain investors investing $500,000 or more and those that have made arrangements with the Distributor are not subject to any initial sales charge or CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The Distributor receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of sales commissions to selling dealers or qualifying financial institutions, as described above.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2007 and 2006 and the six months ended January 31, 2008.

As of July 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of July 31, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of wash sales in the amount of $26,029.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge,

upon request. You may call toll-free (800) 943-3863 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The continuation of the Management Agreement of the Polynous Growth Fund (the “Fund”) with the Polynous Capital Management, LLC (the “Advisor”) was recommended to the Board by the Advisor Contract Renewal Committee (the “Committee”) and approved by the full Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) via teleconference meeting held on August 1, 2007. Materials provided to the Committee included: (i) executed copy of the Fund’s management agreement; (ii) a letter from the Administrator to the Advisor setting forth, and the Advisor’s response to, a detailed series of questions regarding, among other things, the Advisor’s services to the Fund, its profitability from managing the Fund and ideas for future growth of the Fund; (iii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) a summary of any recent SEC staff examination of the Fund or the Advisor (to the extent not previously provided to the Board), (v) the Advisor’s Form ADV Parts I and II and accompanying schedules, (vi) balance sheet for the Advisor as of June 30, 2007 and of December 31, 2006 and profit and loss statement for the first six months of 2007, (vii) reports provided by the Administrator regarding the Fund’s performance for the past three months, and 1, 3, 5 and 10-years and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (viii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator. After discussing the materials, the Committee contacted the Advisor’s President and interviewed him for approximately one half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement. As a result, the Committee noted as follows: With respect to the nature, extent, and quality of services provided by the Advisor to the Fund, the Committee noted that the Fund is the Advisor’s sole client. The President of the Advisor and portfolio manager of the Fund, advised the Committee that he spends all of his time managing the Fund and that he also personally owns approximately $1 million of Fund shares. The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of Fund’s assets, and whether the resources are sufficient to sustain performance, compliance and other needs. The Committee noted that the Advisor provides portfolio management services, as well as trading and compliance monitoring. The Committee noted that the Advisor spends 100% of his time on Fund-related activities. The Committee noted that the portfolio manager appeared to have adequate experience to manage the Fund. They also noted that the Advisor had always met its obligation to pay Fund expenses under the expense agreement. The Committee directed the Trust’s CCO to follow up with Advisor to review his business continuity/disaster recovery plans, particularly in light of the fact that the Advisor is a sole proprietor. They also directed the Trust’s CCO to review the Advisor’s soft dollar arrangements to ensure compliance with the new SEC staff guidelines in this area.

The Committee then reviewed various compliance reports provided by the Advisor and the Fund’s Administrator to the Board throughout the year. The Committee noted that the SEC staff completed an examination of the Advisor in January 2007 and provided a comment letter to the Advisor in March 2007. The Committee questioned the Advisor as to certain issues raised by the SEC staff in the comment letter. The Advisor noted that it had provided a response to the SEC staff’s comments on April 30, 2007, that all suggested improvements had been implemented, and that he had received no further comments from the SEC staff.

The Committee noted that it next discussed the Fund’s performance with its portfolio manager and reviewed other materials provided by the Advisor and the Administrator with respect to Fund performance. The Committee noted that it reviewed reports setting forth the Fund’s performance during the 3-months, 12-months, 3-years, 5-years and 10-years ending June 30, 2007. They noted that the Fund’s performance for the five-year period exceeded both its benchmark, the Russell 2000 Growth Equity Index, as well as its small cap core equity peer group, although it lagged both its peer group and benchmark during the remaining periods. The Committee members noted that they had been assured by the Fund’s portfolio manager that he invests for the long-term and that the Fund’s portfolio securities have potential that has not yet been realized or recognized in the marketplace.

The Committee then discussed the Advisor’s fee rates and profitability, the Committee noted that the Advisor has agreed to continue capping the Fund’s total operating expenses (with certain typical exceptions) at 1.95%, which is higher than its peer group’s average, but much lower than the highest expense ratio in this peer group. The Committee reviewed the Advisor’s unaudited financial statements, and noted that the management agreement is not profitable to the Advisor at the Fund’s low asset level.

The Committee noted that the Advisor has entered into soft dollar arrangements pursuant to which the Fund’s brokerage commissions are directed to broker-dealers who provide research services to the Advisor. Specifically, they noted that the Advisor directed all of the Fund’s brokerage commissions during its last fiscal year to broker-dealers pursuant to soft dollar arrangements. The Advisor informed the Committee that these soft dollar arrangements assist the Advisor in managing the Fund’s portfolio and, thus, benefit the Fund and its shareholders. The Committee noted that the Advisor had made certain changes to its best execution and soft dollar procedures in response to SEC staff comments. The Advisor reported that, as permitted by the Fund’s Rule 12b-1 Plan, the Advisor receives 12b-1 fees of 0.25% from the Fund for shareholder services, and that during the Fund’s most recently completed fiscal year, the Advisor reported receiving a small amount of 12b-1 fees from the Fund and that it paid most 12b-1 fees to brokers and other financial institutions that sell Fund shares or that provide services to Fund shareholders.

In determining the reasonableness of the Advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the management fees charged. The Committee noted that the Fund’s management agreement includes breakpoints in advisory fees as the Fund’s assets grow larger. However, it also noted that the management agreement has not been profitable and, therefore, that it was unlikely that the Advisor would realize significant economies of scale within the near future.

The Committee reviewing the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fees were reasonable and that then unanimously voted to recommend that the Board approve the Fund’s Management Agreement.

After reviewing an discussing the materials and the Committee’s recommendation, the Board, which is comprised solely of trustees who are not “interested” persons (within the meaning of the Investment Company Act of 1940, as amended) of the Trust determined that the Management Agreement was reasonable and renewed it for the additional year.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (800) 934-3863 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

OFFICERS

Anthony Ghoston, President

John C. Swhear, Senior Vice President

J. Michael Landis, Interim Chief Financial Officer and Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Polynous Capital Management, Inc.

880 Franklin Street, Suite 705

San Francisco, CA 94102

DISTRIBUTOR

Polynous Securities, LLC

880 Franklin Street, Suite 705

San Francisco, CA 94102

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Polynous Securities, LLC

Member NASD/SIPC

Item 2. Code of Ethics.	NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of March 26, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*___/s/ Anthony Ghoston ______________

Anthony Ghoston, President

Date	4/9/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*___/s/ Anthony Ghoston _______________

Anthony Ghoston, President

Date	4/9/2008

By

*___/s/ William J. Murphy ______________

William J. Murphy, Interim Treasurer

Date	4/9/2008